UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2018

MARRIOTT VACATIONS WORLDWIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35219	45-2598330
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL		32821
(Address of Principal Executive Offices)		(Zip Code)

(407) 206-6000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Marriott Vacations Worldwide Corporation is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2018 (the “Original Filing”) solely for the purpose of amending and restating Exhibit 4.4 in its entirety to correct an inadvertent error therein which referenced an incorrect exhibit. The corrected Exhibit 4.4 supersedes and replaces in its entirety Exhibit 4.4 to the Original Filing.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page and the corrected Exhibit 4.4. This Amendment speaks as of the original filing date of the Original Filing and does not modify or update in any way disclosures made in the Original Filing other than to correct Exhibit 4.4.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 30, 2018, by and among Marriott Vacations Worldwide Corporation, ILG, Inc., Ignite Holdco, Inc., Ignite Holdco Subsidiary, Inc., Volt Merger Sub, Inc., and Volt Merger Sub LLC (incorporated by reference from Exhibit 2.1 to MVW’s Current Report on Form 8-K filed with the SEC on May 1, 2018).*

4.1	Indenture, dated as of September 4, 2018, by and among Marriott Ownership Resorts, Inc., ILG, LLC, Marriott Vacations Worldwide Corporation, as guarantor, the other guarantors party thereto and HSBC Bank USA, National Association, as trustee (previously filed as Exhibit 4.1 to MVW’s current report on Form 8-K filed September 5, 2018).

4.2	Form of 5.625% Senior Note due 2023 (included as Exhibit A to Exhibit 4.1).

4.3	Registration Rights Agreement, dated as of September 4, 2018, by and among Marriott Ownership Resorts, Inc., ILG, LLC, Marriott Vacations Worldwide Corporation, as a guarantor, the other guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC (previously filed as Exhibit 4.3 to MVW’s current report on Form 8-K filed September 5, 2018).

4.4	Indenture, dated April 10, 2015, among Interval Acquisition Corp., Interval Leisure Group, Inc., the other Guarantors party thereto and HSBC Bank USA, National Association, as trustee (incorporated by reference from Exhibit 4.1 to ILG Inc.’s Current Report on Form 8-K filed with the SEC on April 10, 2015).

4.5	Form of 5.625% Senior Note due 2023 (incorporated by reference to Exhibit A to Exhibit 4.4 hereof).

4.6	Supplemental Indenture, dated June 29, 2016 among Interval Acquisition Corp., the guarantors party thereto and HSBC Bank USA, National Association, as trustee (incorporated by reference from Exhibit 4.1 to ILG Inc.’s Current Report on Form 8-K filed with the SEC on July 1, 2016).

4.7	Supplemental Indenture, dated September 1, 2018, by and among Marriott Ownership Resorts, Inc., ILG, LLC, the guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee (previously filed as Exhibit 4.7 to MVW’s current report on Form 8-K filed September 5, 2018).

4.8	Joinder Agreement to Registration Rights Agreement, dated as of September 1, 2018, by and among ILG, LLC, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representative of the initial purchasers (previously filed as Exhibit 4.8 to MVW’s current report on Form 8-K filed September 5, 2018).

4.9	Credit Agreement, dated as of August 31, 2018, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (previously filed as Exhibit 4.9 to MVW’s current report on Form 8-K filed September 5, 2018).

4.10	Joinder Agreement, dated as of September 1, 2018, among Interval Acquisition Corp. and JPMorgan Chase Bank, N.A. (previously filed as Exhibit 4.10 to MVW’s current report on Form 8-K filed September 5, 2018).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for ILG, LLC (previously filed as Exhibit 23.1 to MVW’s current report on Form 8-K filed September 5, 2018).

99.1	Joint press release issued by Marriott Vacations Worldwide Corporation and ILG, LLC (previously filed as Exhibit 99.1 to MVW’s current report on Form 8-K filed September 5, 2018).

99.2	Audited Consolidated Financial Statements of ILG, Inc. for the years ended December 31, 2017, 2016 and 2015 and as of December 31, 2017 and 2016 (incorporated by reference from Exhibit 99.1 to ILG, Inc.’s Current Report on Form 8-K filed with the SEC on June 5, 2018).

99.3	Unaudited Condensed Consolidated Financial Statements of ILG, Inc. as of and for the quarterly period ended June 30, 2018 (incorporated by reference to ILG, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2018).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MVW agrees to furnish supplemental copies to the SEC of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

Dated: September 7, 2018	By:	/s/ John E. Geller, Jr.
John E. Geller, Jr.
Executive Vice President and Chief Financial and Administrative Officer